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or statement of additional information

Summary Prospectus

March 1, 2013

American Independence International Alpha Strategies Fund

Institutional | IMSSX | 026762880
Class A | IIESX | 0267627872

The Fund’s statutory Prospectus and Statement of Additional Information dated March 1, 2013, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.aifunds.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@americanindependence.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured •May Lose Value •No Bank Guarantee

International Alpha Strategies Fund

FUND SUMMARY – INTERNATIONAL ALPHA STRATEGIES FUND

Investment Objectives/Goals.

The Fund’s investment objective is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “Investing With The Funds” starting on page 67 of the Fund’s Prospectus.

Institutional Class Shares	Class A Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the Net Asset Value purchase)	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.81%	0.81%
Distribution and Service (12b-1) Fees	None	0.50%
Other Expenses	0.44%	0.44%
Total Annual Fund Operating Expenses	1.25%	1.75%
Fee Waivers and Expense Reimbursements(1)	-0.30%	-0.30%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.95%	1.45%

(1)    American Independence Financial Services, LLC (“American Independence” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2014 in order to keep the Total Annual Fund Operating Expenses at 0.95% and 1.45% of the Fund’s average net assets for the Institutional Class Shares and the Class A Shares, respectively. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$367	$657	$1,485
Class A Shares	$714	$1,067	$1,443	$2,495

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year ended, October 31, 2012, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies.   The Fund seeks its objective by investing in equity securities of issuers based outside of the United States.  The Fund will invest in both value and growth securities, such strategy is otherwise known as “core”. Under normal market conditions, the Fund intends to invest in the following manner:

➢  Primarily in the equity securities of companies located outside the U.S., including emerging markets;

➢  At least 80% of its net assets, plus borrowings for investment purposes, in ‘‘foreign securities’’, which means those securities issued by companies (1) whose principal securities trading markets are outside the U.S.; (2) that are linked to non-U.S. dollar currencies; or (3) that are organized under the laws of, or with a principal office in, a country other than the U.S.;

➢  No more than 20% of net assets in securities of firms domiciled or resident in developing or emerging market nations;

➢  Invest in securities denominated in the currencies of a variety of countries, as well as in securities denominated in multinational currencies such as the Euro;

➢  May enter into currency hedges that may decrease or offset any losses from such fluctuations;

➢  Invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”) issued by sponsored or unsponsored facilities;

➢  May invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter; and

➢  May invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Main types of securities in which the Fund may invest:

➢  Common stocks of companies traded on major stock exchanges of countries outside the U.S. (both developed and emerging market countries)

➢  ADRs, GDRs, and EDRs

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

➢  Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities

➢  Currency hedges

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. The Fund is subject to management risk and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below:

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Market Risk. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S., and to political and legal systems which may be less stable which may result in less liquidity and greater price volatility. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. The Fund’s investment in emerging market securities may also be subject to foreign withholding taxes.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Foreign Exchange Contracts. The Fund may enter into foreign currency forward contracts or currency futures to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Fund does not intend to maintain a net exposure to such contracts where the fulfillment of the Fund’s obligations under such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in the currency. The Fund will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Fund’s Investment Sub-Adviser fails to predict currency values correctly.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.  The Fund's share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Privately Placed and Restricted Securities. The Fund's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The bar chart and the table listed below give some indication of the risks of an investment in the Fund (and its predecessor) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years periods compare with those of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index. The Fund has been in existence since November 1, 1995 but until March 2, 2006, the Fund was organized as the International Multi Manager Stock Fund of the former American Independence Funds Trust. From March 2, 2006 through May 31, 2011, the Fund was known as the American Independence International Equity Fund.

Past performance (before and after taxes) does not indicate how a Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A shares will differ because of differences in the expenses.

Updated performance figures are available on the Fund’s website at www.aifunds.com  or by calling the Fund at 1-888-266-8787.

Best quarter:	22.28%	Q2 2009
Worst quarter:	(20.21)%	Q3 2008

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2012
	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	15.67%	-3.56%	8.52%
Return After Taxes on Distributions	15.20%	-3.80%	7.67%
Return After Taxes on Distributions and sale of shares	10.82%	-3.02%	7.48%
Class A Shares (Return Before Taxes)	8.44%	-5.18%	7.34%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.32%	-3.69%	8.21%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A Shares reflect the deduction of the sales load. After-tax returns for Class A Shares, which are not shown, will vary from those shown for Institutional Class Shares.

Portfolio Management.

Investment Adviser. The investment adviser for the Fund is American Independence Financial Services, LLC.

Sub-Adviser. Security Investors, LLC, which operates as Guggenheim Investments is located at 135 East 57th Street, New York, NY 10022 is the sub-adviser for the Fund. The portfolio managers responsible for the day to day management of the Fund are shown below:

Manager Name	Primary Title	Managed the Fund Since
Nardin Baker	Portfolio Manager	2011
Ole Jakob Wold	Portfolio Manager	2011

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

How to purchase and redeem shares

•         Through Matrix Capital Group, Inc. (the “Distributor”)

•         Through banks, brokers and other investment representatives

•         Through retirement plan administrators and record keepers

•         Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.aifunds.com or by calling 1-888-266-8787).

•         Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

American Independence Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.